SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  April 21, 1997


                METROPOLITAN ASSET FUNDING, INC.
            (Exact name of registrants as specified
                in its organizational documents)


                    Delaware          333-11447            91-
      (Corporation state of          (Commission       1734050
          incorporation)                File        (Corporation
                                       Number)         I.R.S.
                                                      Employer
                                                   Identification
                                                        No.)



  929 West Sprague Avenue, Spokane, Washington               99210
    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area cod e: (602) 947-7703


                         Not Applicable
 (Former name or former address, if changes since last report)




                                               PAGE 1 OF 11 PAGES
                                  EXHIBIT INDEX APPEARS ON PAGE 6
Item 5.  Other Events.

      The registrant is filing this Current Report on Form 8-K in order to file with the Commission the Monthly Statement to Certificateholders as to the Payment Date of April 21, 1997.

Item 7.  Exhibits.

99.1  Monthly Statement to Certificateholders as to  the  Payment
Date of April 21, 1997.


                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    METROPOLITAN ASSET FUNDING, INC.


                         /S/ Tom Turner
Date:  May 9, 1997  By
                         Tom Turner, President

                            EXHIBIT INDEX

                                                     Sequentially
 Exhibit                 Description                   Numbered
   No.                                                   Page

   99.1     Monthly Statement to Certificates as                 6
            to the Payment Date of April 21, 1997.